JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNTS A, I, AND N

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT B

Supplement dated August 24, 2026 to the prospectuses for your Policy

This Supplement is intended for distribution with the prospectuses for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. This Supplement must be preceded or accompanied by the prospectus for your Policy. Please retain it for future reference. This Supplement applies to the following policies:

Accumulator	VenCOLI
Capital Account	VenSVUL
COLI	Venture Life
EPVUL	VenVUL
SVUL	VUL 99
SVUL 99

Portfolio Reorganization

The purpose of this Supplement is to notify of a portfolio reorganization. At its meeting held from March 23-26, 2026, the Board of Trustees for the John Hancock Variable Insurance Trust (“JHVIT”) approved a plan of reorganization for vote by affected policyowners. If the plan for reorganization is approved by policyowners, the reorganization will occur at the close of business on or about October 30, 2026 (“Reorganization Date”). On the Reorganization Date, the following “Acquired Portfolios” will be reorganized into the “Acquiring Portfolios”:

Acquired Portfolio	Acquiring Portfolio
Managed Volatility Balanced Portfolio – Series I	Lifestyle Balanced Portfolio – Series I
Managed Volatility Conservative Portfolio – Series I	Lifestyle Conservative Portfolio – Series I
Managed Volatility Growth Portfolio – Series I	Lifestyle Growth Portfolio – Series I
Managed Volatility Moderate Portfolio – Series I	Lifestyle Moderate Portfolio – Series I

Accordingly, after October 30, 2026, the Lifestyle Balanced Portfolio – Series I, Lifestyle Conservative Portfolio – Series I, Lifestyle Growth Portfolio – Series I, and Lifestyle Moderate Portfolio – Series I will replace the Managed Volatility Balanced Portfolio – Series I, Managed Volatility Conservative Portfolio – Series I, Managed Volatility Growth Portfolio – Series I, and Managed Volatility Moderate Portfolio – Series I, respectively. After that date, you will no longer be able to allocate policy value or premiums to the Managed Volatility – Series I Portfolios. Any policy value or premium allocated to a Managed Volatility – Series I Portfolio will be allocated to the corresponding Lifestyle – Series I Portfolio.

Please note the following information regarding the Reorganization:

●

For forty-five (45) days before the Reorganization Date, you may make a one-time transfer of any or all policy value allocated to the Acquired Portfolio to any other Variable Investment Option available under your Policy without the transfer counting against the monthly transfer limit.

●

For forty-five (45) days after the Reorganization Date, you may transfer any policy value allocated to the Acquiring Portfolio to any Variable Investment Option available under your Policy without the transfer counting against the monthly transfer limit.

●	A transfer request may be made through our website at JohnHancock.com/lifeaccount, by sending in a transfer request form, or by telephone at 800-732-5543.

●

The Acquiring Portfolio will replace the Acquired Portfolio in any standing allocation instructions that you have on file. If you are currently enrolled in a dollar cost averaging or asset allocation balancer program and have designated an amount to be transferred monthly into the Acquired Portfolio, after the Reorganization Date, that amount that you have designated to the Acquired Portfolio will be transferred to the Acquiring Portfolio. You should work with your investment professional to determine if your existing allocation instructions should be changed before or after the Reorganization Date.

You should read this supplement together with the prospectus for the Policy you purchased and retain both documents for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

VLI ProdSupp VL 08/2026

333-71318	333-71134	333-76170	333-76156	333-70950
333-71312	333-76160	333-69987	333-83023	333-33351
333-76168	333-76158